UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE EQUITY INCOME FUND

FORM N-Q

MARCH 31, 2014

CLEARBRIDGE EQUITY INCOME FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	SHARES	VALUE
COMMON STOCKS - 89.4%
CONSUMER DISCRETIONARY - 7.1%
Automobiles - 1.0%
Ford Motor Co.	1,540,070	$24,025,092
Honda Motor Co., Ltd., ADR	984,732	34,800,429

Total Automobiles		58,825,521

Media - 4.4%
Comcast Corp., Special Class A Shares	2,250,000	109,710,000
Time Warner Inc.	1,600,000	104,528,000
Walt Disney Co.	354,290	28,368,000

Total Media		242,606,000

Multiline Retail - 0.5%
Target Corp.	452,390	27,374,119

Specialty Retail - 1.2%
Home Depot Inc.	825,000	65,282,250

TOTAL CONSUMER DISCRETIONARY		394,087,890

CONSUMER STAPLES - 9.4%
Beverages - 1.7%
Anheuser-Busch InBev NV, ADR	647,880	68,221,764
PepsiCo Inc.	322,050	26,891,175

Total Beverages		95,112,939

Food & Staples Retailing - 1.8%
Wal-Mart Stores Inc.	1,295,940	99,048,694

Food Products - 1.9%
Nestle SA, ADR	1,430,000	107,564,600

Household Products - 4.0%
Kimberly-Clark Corp.	1,056,440	116,472,510
Procter & Gamble Co.	1,268,920	102,274,952

Total Household Products		218,747,462

TOTAL CONSUMER STAPLES		520,473,695

ENERGY - 9.7%
Energy Equipment & Services - 2.6%
Schlumberger Ltd.	1,471,350	143,456,625

Oil, Gas & Consumable Fuels - 7.1%
Chevron Corp.	846,759	100,688,113
Exxon Mobil Corp.	1,577,599	154,099,870
Occidental Petroleum Corp.	425,030	40,501,109
Spectra Energy Corp.	2,642,700	97,621,338

Total Oil, Gas & Consumable Fuels		392,910,430

TOTAL ENERGY		536,367,055

FINANCIALS - 11.2%
Consumer Finance - 1.0%
American Express Co.	616,260	55,481,888

Diversified Financial Services - 2.9%
Berkshire Hathaway Inc., Class B Shares	1,299,990	162,459,750	*

Insurance - 3.1%
MetLife Inc.	1,603,834	84,682,435
Travelers Cos. Inc.	1,013,120	86,216,512

Total Insurance		170,898,947

Real Estate Investment Trusts (REITs) - 3.8%
American Tower Corp.	1,350,000	110,524,500
Simon Property Group Inc.	250,000	41,000,000

See Notes to Schedule of Investments.

CLEARBRIDGE EQUITY INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	SHARES	VALUE
Real Estate Investment Trusts (REITs) - 3.8% (continued)
Weyerhaeuser Co.	1,931,200	$56,680,720

Total Real Estate Investment Trusts (REITs)		208,205,220

Thrifts & Mortgage Finance - 0.4%
People’s United Financial Inc.	1,659,510	24,676,914

TOTAL FINANCIALS		621,722,719

HEALTH CARE - 8.7%
Biotechnology - 0.6%
Amgen Inc.	263,910	32,550,659

Health Care Providers & Services - 2.2%
UnitedHealth Group Inc.	1,524,630	125,004,414

Pharmaceuticals - 5.9%
Bristol-Myers Squibb Co.	569,940	29,608,383
Johnson & Johnson	1,149,107	112,876,781
Merck & Co. Inc.	1,277,680	72,533,894
Pfizer Inc.	3,413,280	109,634,553

Total Pharmaceuticals		324,653,611

TOTAL HEALTH CARE		482,208,684

INDUSTRIALS - 14.9%
Aerospace & Defense - 1.9%
Raytheon Co.	1,067,240	105,432,640

Air Freight & Logistics - 1.5%
United Parcel Service Inc., Class B Shares	860,320	83,777,962

Commercial Services & Supplies - 1.6%
Waste Management Inc.	2,143,940	90,195,556

Industrial Conglomerates - 7.0%
3M Co.	889,370	120,651,934
General Electric Co.	5,332,110	138,048,328
United Technologies Corp.	1,118,060	130,634,130

Total Industrial Conglomerates		389,334,392

Machinery - 0.8%
Caterpillar Inc.	433,830	43,109,687

Road & Rail - 2.1%
Union Pacific Corp.	617,240	115,831,258

TOTAL INDUSTRIALS		827,681,495

INFORMATION TECHNOLOGY - 12.8%
Communications Equipment - 3.1%
Cisco Systems Inc.	2,055,910	46,072,943
QUALCOMM Inc.	1,566,850	123,561,791

Total Communications Equipment		169,634,734

Electronic Equipment, Instruments & Components - 1.2%
Corning Inc.	3,325,390	69,234,620

IT Services - 1.4%
Automatic Data Processing Inc.	992,270	76,662,780

Semiconductors & Semiconductor Equipment - 1.4%
Intel Corp.	1,978,800	51,072,828
Texas Instruments Inc.	597,800	28,186,270

Total Semiconductors & Semiconductor Equipment		79,259,098

Software - 3.2%
Microsoft Corp.	2,845,110	116,621,059
Oracle Corp.	1,444,900	59,110,859

Total Software		175,731,918

See Notes to Schedule of Investments.

CLEARBRIDGE EQUITY INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY		SHARES	VALUE
Technology Hardware, Storage & Peripherals - 2.5%
Apple Inc.		190,770	$102,393,889
EMC Corp.		1,238,480	33,946,737

Total Technology Hardware, Storage & Peripherals			136,340,626

TOTAL INFORMATION TECHNOLOGY			706,863,776

MATERIALS - 4.7%
Chemicals - 2.5%
E.I. du Pont de Nemours & Co.		945,270	63,427,617
PPG Industries Inc.		383,320	74,157,087

Total Chemicals			137,584,704

Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold Inc.		1,650,000	54,565,500

Paper & Forest Products - 1.2%
International Paper Co.		1,482,830	68,032,241

TOTAL MATERIALS			260,182,445

TELECOMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 3.7%
AT&T Inc.		2,591,880	90,897,232
Verizon Communications Inc.		2,372,556	112,862,489

Total Diversified Telecommunication Services			203,759,721

Wireless Telecommunication Services - 0.6%
Vodafone Group PLC, Sponsored ADR		939,456	34,581,375

TOTAL TELECOMMUNICATION SERVICES			238,341,096

UTILITIES - 6.6%
Electric Utilities - 2.3%
American Electric Power Co. Inc.		1,524,630	77,237,756
NextEra Energy Inc.		526,320	50,326,718

Total Electric Utilities			127,564,474

Gas Utilities - 1.1%
UGI Corp.		1,300,000	59,293,000

Multi-Utilities - 3.2%
CenterPoint Energy Inc.		1,677,100	39,730,499
National Grid PLC		6,000,000	82,405,058	(a)
Wisconsin Energy Corp.		1,200,000	55,860,000

Total Multi-Utilities			177,995,557

TOTAL UTILITIES			364,853,031

TOTAL COMMON STOCKS (Cost - $3,858,645,579)			4,952,781,886

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Banks - 0.4%
Wells Fargo & Co.	7.500%	20,328	23,844,744

Insurance - 0.5%
MetLife Inc.	5.000%	867,450	26,717,460

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $43,975,613)			50,562,204

MASTER LIMITED PARTNERSHIPS - 2.7%
Global Infrastructure - 2.7%
Brookfield Infrastructure Partners LP		2,399,420	94,657,119
Brookfield Renewable Energy Partners LP		1,201,029	35,047,666
Brookfield Renewable Energy Partners LP		795,470	23,179,996

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $121,171,855)			152,884,781

See Notes to Schedule of Investments.

CLEARBRIDGE EQUITY INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 0.0%
Finance America Net Interest Margin Trust, 2004-1 A (Cost - $73,449)	5.250%	6/27/34	$73,417	$1	(b)(c)(d)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $4,023,866,496)				5,156,228,872

SHORT-TERM INVESTMENTS - 6.9%
Repurchase Agreements - 6.9%
Interest in $1,750,000,000 joint tri-party repurchase agreement dated 3/31/14 with RBS Securities Inc.; Proceeds at maturity - $381,529,530; (Fully collateralized by various U.S. government obligations, 0.125% to 3.625% due 5/31/14 to 8/15/43; Market value - $389,160,134) (Cost - $381,529,000)	0.050%	4/1/14	381,529,000	381,529,000

TOTAL INVESTMENTS - 99.9% (Cost - $4,405,395,496#)				5,537,757,872
Other Assets in Excess of Liabilities - 0.1%				2,980,207

TOTAL NET ASSETS - 100.0%				$5,540,738,079

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	The coupon payment on these securities is currently in default as of March 31, 2014.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Equity Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks:
Other common stocks	$4,587,928,855	—	—	$4,587,928,855
Utilities	282,447,973	$82,405,058	—	364,853,031
Convertible preferred stocks	50,562,204	—	—	50,562,204
Master limited partnerships	152,884,781	—	—	152,884,781
Asset-backed securities	—	1	—	1

Total long-term investments	$5,073,823,813	$82,405,059	—	$5,156,228,872

Short-term investments†	—	381,529,000	—	381,529,000

Total investments	$5,073,823,813	$463,934,059	—	$5,537,757,872

†	See Schedule of Investments for additional detailed categorizations.

For the period ended March 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2014, securities valued at $82,405,058 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,154,432,281
Gross unrealized depreciation	(22,069,905)

Net unrealized appreciation	$(1,132,362,376)

Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended March 31, 2014, the Fund did not invest in any derivative instruments.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014